UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2012

Motorcar Parts of America, Inc.

(Exact name of registrant as specified in its charter)

New York	001-33861	11-2153962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 212-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 20, 2012, Motorcar Parts of America, Inc. (the “Registrant”) issued a press release relating to the receipt of a notice from the NASDAQ Stock Market indicating that the Registrant is not in compliance with NASDAQ listing rules because its Form 10-Q for the quarter ended September 30, 2012 was not timely filed.  The notice, which the Registrant expected, was issued in accordance with standard NASDAQ procedures as a result of the delayed filing. Timely filing of periodic reports is a requirement for continued listing under NASDAQ Marketplace Rule 5250(c)(1).

The delay in filing is due to the Registrant’s inability to timely process the financial information for the quarter and to present it to its independent registered public accounting firm for review and comment.  The delay in processing this information is a result of the Registrant’s acquisition of Fenwick Automotive Products Limited and related companies in May 2011.  This has consequently delayed the filing of the Registrant’s Form 10-Q for the quarter ended September 30, 2012.

The Registrant continues to focus significant efforts on completing the processing of this information and expects to file its Form 10-Q for the quarter ended June 30, 2012 next week and its Form 10-Q for the quarter ended September 30, 2012 in December 2012.

The NASDAQ notice directs the Registrant to submit a plan by November 29, 2012 and to regain compliance with the continued listing requirements by December 26, 2012.  The Registrant expects to address the notice by filing its Forms 10-Q and submitting a required compliance plan within such timeframe.

A copy of the press release relating to this issue is attached as Exhibit 99.1 and is incorporated herein by reference.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this Form 8-K that are not historical facts, including but not limited to, statements regarding the time for the Registrant to regain compliance with the Nasdaq listing rules, are forward-looking statements based on the Registrant’s current expectations and beliefs concerning future developments and their potential effects on the Registrant. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the Registrant) and are subject to change based upon various factors.  Reference is also made to the Risk Factors set forth in the Registrant’s Form 10-K Annual Report filed with the Securities and Exchange Commission (the “SEC”) in September 2012 for additional risks and uncertainties facing the Registrant. The Registrant undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1 Press Release dated November 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.

Date: November 21, 2012	/s/ Michael M. Umansky
Michael M. Umansky
Vice President and General Counsel

EXHIBIT INDEX

99.1	Press Release dated November 20, 2012